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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                November 11, 2003



                                  PULITZER INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                                   43-1819711
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

                          Commission file number 1-9329

900 NORTH TUCKER BOULEVARD, ST. LOUIS, MISSOURI              63101
   (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (314) 340-8000


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Item 7.  Financial Statements and Exhibits

      (c)         Exhibits.

                  99.1 Pulitzer Inc. Announces Changes From Results Presented in its October 27, 2003 Earnings Release to Present Third-Quarter Earnings in Compliance with FASB Staff Position No. 150-3. Release dated November 11, 2003



Item 12. Results of Operations and Financial Condition

On November 11, 2003, Pulitzer Inc. (the "Company") issued a press release announcing changes from results presented in its October 27, 2003 consolidated financial results for the third quarter ended September 28, 2003 to present third-quarter earnings in compliance with FASB staff position No. 150-3. A copy of this press release is furnished as an exhibit to this report on Form 8-K and is incorporated herein by reference.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Pulitzer Inc.

Date: November 11, 2003              By:  /s/ Alan G. Silverglat
                                          --------------------------------------
                                          Alan G. Silverglat
                                          Senior Vice President-Finance


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Exhibit Index

Exhibit           Description
99.1              Pulitzer Inc. Announces Changes From Results Presented in its
                  October 27, 2003 Earnings Release to Present Third-Quarter
                  Earnings in Compliance with FASB Staff Position No. 150-3.
                  Release dated November 11, 2003